Exhibit 99.1
INVESTOR MEETINGS November 2007

Cautionary Statement Certain statements included herein contain forward-looking statements within the meaning of federal security laws about Unifi, Inc.'s (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of joint ventures, alliances and other equity investments, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments (including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiation of new or modifications of existing contracts for asset management and for property and equipment construction and acquisition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal. In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control. Other risks and uncertainties may be described from time to time in the Company's other reports and filings with the Securities and Exchange Commission.

Participants Bill Jasper Chief Executive Officer Ron Smith Chief Financial Officer

Business Overview

POY Manufacturer Synthetic Fiber Manufacturer Fabric Producer Product Manufacturer Retailer Consumer Petrochemical Raw Material Trade-protected market environment Growing global market Increasing focus upon specialty yarns Strong sourcing power by retailers Strong North American production base Vertical integration of supply chain Global raw material pricing pressure from supply and demand dynamics of petrochemical supply chain Unifi fills an integral role in the synthetic fiber value chain Significance to Value Chain

Our Manufacturing Processes Texturing machines process POY multi- filament yarns Texturing is a combination of heating and stretching of the POY as it passes through the texturing unit Texturing Machines The friction disc unit is the heart of the texturing machine POY enters the top of the unit, passes through the high- speed discs and exits as textured yarn Computers inspect every inch of yarn as it is produced Texturing Units Value-added Processes POY Manufacture Textured Yarns After the POY is processed, the resulting textured yarn has bulk, crimp, strength and consistent dyeability It is now ready to be processed into fabric or used in other processes Package Dyeing Covering Twisting Beaming The first step in producing synthetic yarn begins with the raw material known as POY (partially oriented yarn) Feedstock is used to create polymer which is extruded through microscopic holes to form a single fiber filament

Attractive Industry Dynamics In 2002, polyester replaced cotton to become world's number one fiber choice Polyester accounted for ~ 40% of world fiber consumption in 2006 Global polyester demand growth is projected at 6% to 7% annually Global Textile Fiber Demand by Type of Fiber Polyester is the world's fiber of choice ___________________________ Source: Petrochemical Consulting International (PCI). 0 20 40 60 80 100 120 140 160 180 1980 1990 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E Billion Pounds Cotton Nylon All Other Polyester 36% 20% 8% 36% 40% 17% 6% 37% 46% 16% 5% 33%

Commodity 0.55 Specialty 0.35 PVA 0.1 No Origin Requirement 0.6 Origin compliant 0.4 Export 0.12 Automotive 0.12 Industrial 0.07 Other 0.02 Sales Segmentation Poly POY 0.14 Poly DTY 0.42 Nylon 0.27 Other 0.18 Sales by Product Sales by Product Type Unifi benefits from strong product, geographic and market diversity Sales by Geography ___________________________ Note: Poly POY = partially oriented polyester yarn; Poly DTY = polyester draw textured yarn; Nylon = nylon draw textured yarn and covered yarns; Other = other value-added processes such as dyed, draw warp, beaming, twisting, and air jet. Data based on calendar year 2006, except for Regional Trade certification break-down which is for 2005. Regional free-trade sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI and ATPA agreements to produce duty-free finished goods. Estimated based upon 37% and 53% of sales from U.S. polyester and U.S. nylon operations, respectively. Commentary Unifi yarns are demanded by a wide variety of customers Unifi sells its polyester and nylon yarns to approximately 900 customers and 200 customers, respectively In fiscal 2007, Hanesbrands Inc. accounted for >10% of consolidated sales ($71.6 million) The Company is not dependent upon any particular geographic or end-market End-markets served include the apparel, hosiery, home furnishings, automotive, and industrial markets Regional free-trade sales (directly as yarn and indirectly via fabric customers) account for approximately 40% of the Company's total sales.

Sustainability of Regional Trade

Import competition primarily focused at the supply chain level

Regional Trade

- US and region trading partners provides competitive advantages
  - High quality for critical end-uses
  - Product innovation
  - Compressed supply-chain / quick turns
  - Regulatory compliant yarns
  - Competitive pricing
- Duty-free movement among participants
  - Requires garment to be fully formed in region
  - Compliant yarn must be extruded in region
  - Duty benefit – 28% to 32% on manmade fiber garments
- NAFTA established in 1994 with Canada and Mexico
- CAFTA replaces CBI
  - Permanent trading pact
  - Allows for accumulation across region
  - More than just apparel

Synthetic Performance T-Shirt



Unit Cost Per Garment (USD)
$6
$5
$4
$3
$2
$1
$-
$5.09
$4.88
$4.73
$4.95
$0.98
Domestic
US Fabric
Regional Fabric
Imported
Garment
Import Duty (32%)

9

UNIFI®

Product Segmentation

Unifi Sales Segmentation ___________________________ Source: Unifi internal estimates, OTEXA, Census, and FEB (Note: Automotive imports share is based on imports of actual automobiles) Sales by End-Use Segment Outlook Diverse product segmentation Various segments more or less susceptible to import competition Regional trade key to volume stability for apparel / hosiery Continued growth opportunity for PVA products Apparel, 43% Hosiery, 21% Furnishings, 15% Auto, 8% Indust / Other, 13% 30% 48% 20% 40% 77% 70% 52% 80% 60% 23% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Apparel (Inc. Regional) Socks (Inc. Regional) Home Textiles Upholstery Automotive Domestic Imports

Apparel Segment Trends Sources of Apparel Consumed in the USA ___________________________ Source: Unifi Internal Estimates, OTEXA, American Apparel & Footwear Association, Mary O'Rourke and Census Bureau CAFTA region projected to grow during 2007-10 CAFTA trade legislation expected to stabilize due to origin requirements Approximately 75% CAFTA apparel imports use US fibers CAFTA apparel production expected to grow 2007-2010 Retailers and brands see regional supply as vital to global sourcing strategy US exports of textured filament yarns to CAFTA has grown at AAGR 40% since the year 2000 Negative impact of sewing thread legislation - potential for positive correction 49% 45% 41% 38% 33% 30% 11% 14% 16% 19% 29% 30% 31% 32% 33% 31% 34% 9% 9% 10% 10% 7% 6% 33% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2001 2002 2003 2004 2005 2006 Regional (NAFTA + CAFTA / CBI + ANDEAN) China + HK + Macau Other Asia Rest of World

Hosiery Segment Trends Sources of Socks Consumed in the USA ___________________________ Source: Unifi Internal Estimates, OTEXA, Mary O'Rourke, and Census Bureau Socks: US sock production expected to decline - CAFTA region production expected grow Significant opportunity for branded / performance products Sheer / Ladies Hosiery Impacted by change in consumer preference from formal to casual - potential for revival Emergence of "shape wear" is expected to have an positive impact Sheer hosiery decline underlines shift in overall consumer preference Future sourcing strategy changes of brands / retailers could have significant impact USA Sheer Hosiery Imports USA Sheer Hosiery Imports 56% 53% 48% 17% 13% 21% 7% 12% 20% 22% 17% 14% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2005 2006 2007 Est. Regional (NAFTA + CBI + ANDEAN) China + HK + Macau Pakistan Rest of World

Furnishings Segment Trends Furnishings Segment Trends Upholstery Fabric Imports ___________________________ Source: Unifi Internal Estimates, OTEXA, Mary O'Rourke, and Census Bureau Upholstery: Cyclical based on consumer trends and housing market slow down Approximately 60% of upholstery fabrics consumed in the US is imported. Demise major domestic producers resulted in temporary curtailment of US production Mattress ticking steady but impacted by housing trends Home Textiles (Sheets, Curtains, Drapes, Top-of-Bed) High degree of full package import penetration - more than 80% of domestic consumption. Major domestic producers have either shut-down production and / or outsourced production Home Textiles Imports Home Textiles Imports

Automotive Fabric Segment Trends

North American Light Vehicle Production Estimates



In Thousand Units
16000
14000
12000
10000
8000
6000
4000
2000
0
2002
2003
2004
2005
2006
2007 Proj.
2008 Proj.
2009 Proj.
2010 Proj.

- North American auto production projected to decline in 2007 and thereafter projected to grow at a very low rate of 1%.
- Growth of US made Japanese autos at the cost of previous "Big Three"
  - Shift to lower denier (150D to 70D) yarns impacts volumes
  - Emergence of piece dyed products eliminated package dyed value-added process
- Low degree of imports penetration due to quality and JIT needs.

Source: Unifi Internal Estimates, Autonews, PWC Auto Institute

15

UNIFI

Industrial Fabric Segment Trends Industrial Segment Categories ___________________________ Source: Unifi Internal Estimates, FEB. Source: Unifi Internal Estimates, FEB. Source: Unifi Internal Estimates, FEB. Broad Woven category includes end-uses like protective fabrics, tents, substrate fabrics, stitch-board fabrics, napery, tack cloth, boat covers, medical use fabrics, wiper cloth, etc. Narrow Woven category includes end-uses like labels, webbing, seat belts, tapes, laces, zipper tapes, etc. Wide variety of applications Impacted by individual end-use trends and market conditions Certain end-uses defensible due to uniqueness and smaller volume requirements Certain end-uses are impacted by price competition from imports due to high usage of commodity type of yarns

Unifi Sales and Outlook by Segment ___________________________ Source: Unifi internal estimates Sales by End-Use Segment Outlook Apparel - stable volume over next 3 years Finished product import competition US contraction / regional growth Twisting legislation potential Hosiery - slight contraction, but upside potential Stabilized through supply chain partnership Consumer preference issue in sheer hosiery Positive trend from shape wear Regional trade development opportunity Furnishings - potential for more contraction Cyclical based on consumer trends Recent credit issues within the supply chain Increased piece goods / finished product imports Automotive - improved volume / lower contribution Import defensible High quality and just-in-time requirements Industrial - continued improvement Wide variety of applications A focus of profitable growth initiatives Defensible due to uniqueness 38% 34% 38% 43% 22% 25% 24% 21% 20% 21% 17% 15% 13% 11% 10% 8% 6% 8% 9% 10% 1% 2% 2% 3% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% CY 2004 CY 2005 CY 2006 CY 2007 Est. Apparel Hosiery Furnishings Automotive Industrial Other

Focused Business Strategy

Experienced Management Team Management Team Unifi's leadership team and Board has significant experience Leadership Team Dedicated to customer relationships Reputation for quality and innovation Proven ability to integrate acquisitions Committed to implementing business plan Board of Directors Valuable industry experience Over 20% stock ownership in the Company Name Title Industry Experience William L. Jasper President and Chief Executive Officer 2 0 years Ronald L. Smith Vice President and Chief Financial Officer 1 6 years Thomas H. Caudle Vice President of Manufacturing 3 4 years R. Roger Berrier EVP of Sales, Marketing & Asian Operations 1 6 years Charles F. McCoy Vice President, Secretary, General Counsel 7 years

Our Current Focus Return to profitability for domestic operations Improved utilization through focus on excellence in customer service Leveraging sourcing flexibility Relentless elimination of non-value added costs Development of our Chinese growth platform Chinese textile filament production growing at 8% to 10% annually Identify path to profitability - quality, distribution channel, and mix enrichment Growth of Premier Value Added ("PVA") product offering Innovation, product attributes, and customer service are key differentiators Unifi is global leader in development and commercialization of value-added yarns PVA yarns generate higher margins than commodity yarn Continuous investment in development of innovative new products Initial focus on return to profitability - Long-term focus on creation of shareholder value

Branded Product Success Branded Product Sales and Gross Margins Unifi continues to provide what is next in the market Unifi Brands Unifi has grown premier value-added ("PVA") product sales from ~ $7 million in 2001 to over $50 million annually PVA products generate higher margins and re-investment economics Major downstream customers: Wal-Mart, Dick's Sporting Goods, Polatec, Reebok and the U.S. military ___________________________ DACRON and SOFTEC are Invista trademarks for polyester, licensed to Unifi, Inc. $6.6 $15.8 $23.7 $33.5 $44.5 $48.0 $57.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2001 2002 2003 2004 2005 2006 2007 (E) Sales ($MM)

The Unifi Sustainability Story

The Repreve Story The Repreve Story

The Repreve Launch The Repreve Launch

The Repreve Progression

Repreve's impact on our environment

Financial Overview

Stable Liquidity & Capitalization Continued positive cash flow generation; $1.3 billion of capex since 1992 - low future maintenance capex requirements ($10 to $12 million per year) Continued focus on working capital Cash usage in September 2007 quarter due to Kinston transition Significant savings thereafter Almost $23 mm in proceeds from sale of equity affiliate interest and idle assets held-for-sale in FY 2008 Currently not a cash taxpayer Recently Improved Maturity Profile (1) Unifi has significant liquidity and a stable capital structure ___________________________ $100 mm of availability under revolving credit facility, $30.0 mm outstanding at September quarter end Revolver borrowing base includes the option to increase borrowing capacity under the facility by an additional $50.0 million under certain circumstances. Current Liquidity Metrics $100 $190 $0 $50 $100 $150 $200 2007 2008 2009 2010 2011 2012 and Beyond US Dollars ($mm) Revolver Notes

Capital Structure Covenants $190 million of 11.5% 2014 Senior Secured Notes Unifi has a covenant-light stable capital structure Amended Revolving Credit Agreement No on-going maintenance covenants Limited ability to make restricted payments, such as dividends, stock repurchases, permitted investments (including China) or create liens Restrictions on use of proceeds from asset sales Incurrence of additional indebtedness covenant of 2 to 1 times fixed charge coverage No call 4 years - optional redemption thereafter Change of control requirement at 101% Matures May 15, 2011 $100 million facility with ability to increase $50 million Secured by eligible working capital No on-going maintenance covenants, as long as availability is greater than $25 million Interest based on LIBOR plus 150 to 225 basis points 25 basis point rebate with fixed coverage ratio greater than 1.5 to 1

Questions